UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 7, 2021

Qualys, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35662	77-0534145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

919 East Hillsdale Boulevard

Foster City, California 94404

(Address of principal executive offices, including zip code)

(650) 801-6100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	QLYS	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On February 10, 2021, Qualys, Inc. (“Qualys” or the “Company”) issued a press release announcing its financial results for the quarter and fiscal year ended December 31, 2020. In the press release, Qualys also announced that it will hold a conference call on February 10, 2021, to discuss its financial results for the quarter and fiscal year ended December 31, 2020. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This information is intended to be furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 10, 2021, the Company announced that Philippe Courtot, Chairman of the Board and Chief Executive Officer of the Company, is taking a leave of absence due to health issues unrelated to COVID-19. In connection with Mr. Courtot’s leave of absence, on February 7, 2021, the Qualys Board of Directors (the “Board”) appointed Sumedh Thakar, President and Chief Product Officer of the Company, as interim Chief Executive Officer and principal executive officer. On February 7, 2021, the Board also appointed Mr. Thakar to serve on the Board as a Class III director until the Company’s 2021 annual meeting stockholders or until his successor is duly elected and qualified.

Mr. Thakar, age 45, has served as the Company’s President since October 2019 and Chief Product Officer since June 2014. From December 2010 to June 2014, Mr. Thakar served as the Company’s Vice President, Engineering. Mr. Thakar joined the Company in February 2003 and has held various positions with the Company since that time, including Principal Engineer, Engineering Manager and Director of Engineering. Mr. Thakar holds a Bachelor of Computer Science degree from the University of Pune, India.

There are no arrangements or understandings between Mr. Thakar and any other persons pursuant to which he was elected to serve on the Board. Mr. Thakar is not a party to any transaction with any related person required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

A copy of the Company’s press release announcing these matters is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated February 10, 2021, entitled “Qualys Announces Fourth Quarter and Full Year 2020 Financial Results”

99.2	Press release dated February 10, 2021, entitled “Qualys Chairman and Chief Executive Officer Philippe Courtot to Take a Medical Leave of Absence”

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALYS, INC.

By:	/s/ Joo Mi Kim
Joo Mi Kim
Chief Financial Officer

Date: February 10, 2021